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                                                                    EXHIBIT 23.1

                        CONSENT OF ERIC R. FISCHER, ESQ.

         As General Counsel to UST Corp. (the "Company"), I hereby consent to the reference to me under the caption "Legal Opinions" in the Prospectus included in this Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 33-38836 filed on February 1, 1991.




                                                 /s/ Eric R. Fischer

                                                 Eric R. Fischer
                                                 Executive Vice President,
                                                 General Counsel and Clerk

Boston, Massachusetts
March 19, 1996